UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  May 15, 2000

                            DELTA FUNDING CORPORATION
            Home Equity Loan Asset-Backed Certs., Series 2000-1 Trust


New York (governing law of          333-96001-01
Pooling and Servicing Agreement)    (Commission    Pending
(State or other                     File Number)   IRS EIN
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, MD                                        (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On May 15, 2000 a distribution was made to holders of DELTA FUNDING CORPORATION, Home Equity Loan Asset-Backed Certs., Series 2000-1 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Home Equity Loan Asset-Backed Certs., Series 2000-1 Trust, relating to the May
                                  15, 2000 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             DELTA FUNDING CORPORATION
             Home Equity Loan Asset-Backed Certs., Series 2000-1 Trust

              By:   Norwest Bank Minnesota, N.A., as Trustee
              By:   /s/ Beth Belfield, Officer
              By:   Beth Belfield, Officer
              Date: 5/25/2000


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan Asset-Backed Certs., Series 2000-1 Trust, relating to the May 15, 2000 distribution.